SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDMENT NO. 1

TO

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 4, 2004

Date of report (date of earliest event reported)

HOUGHTON MIFFLIN COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	333-105746	04-1456030
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

222 Berkeley Street

Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

EXPLANATORY NOTE

This amendment to the Form 8-K is being furnished herewith for the purpose of correcting an error in Exhibit 99.01, the Registrant’s press release announcing 2003 fourth quarter and full year financial results, furnished by the Registrant under Item 12. In the section entitled Outlook for 2004, the penultimate sentence referred to a high single digit percent decline in both operating income and EBIDTA. The correction is the deletion of the reference to operating income in that sentence. No other changes are being made in the press release or the tables by this amendment.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.01 Corrected press release dated March 4, 2004 announcing Registrant’s results for the quarter and full year ended December 31, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

This information is furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On March 4, 2004, Registrant issued a press release announcing its financial results for the quarter and full year ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2004

HOUGHTON MIFFLIN COMPANY

By:	/s/ Sylvia Metayer
Sylvia Metayer
Executive Vice President and
Interim Chief Financial Officer

EXHIBIT LIST

99.01	Corrected press release dated March 4, 2004 announcing Registrant’s financial results for the quarter and full year ended December 31, 2003.